UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 29, 2005

Perini Corporation
(Exact name of registrant as specified in its charter)

Massachusetts                                                                                        1-6314                                                                04-1717070
(State or other jurisdiction of                                                 (Commission file number)                                               (I.R.S. Employer
incorporation or organization)                                                                                                                                            Identification No.)

73 Mt. Wayte Avenue, Framingham, MA 01701
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (508) 628-2000

 None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 29, 2005, Perini Corporation issued a press release announcing the decision in the Mergentime Corporation, et al. vs. Washington Metropolitan Area Transit Authority ("WMATA") v. Insurance Company of North America matter. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)         Exhibits.

        99.1       Press Release of Perini Corporation dated November 29, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

                                                                                Perini Corporation

Dated: November 30 2005                                   By: /s/Michael E. Ciskey
                                                                                        Michael E. Ciskey
                                                                                        Vice President and Chief Financial Officer

Exhibit Index

99.1         Press Release of Perini Corporation dated November 29, 2005.